UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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MH ELITE PORTFOLIO OF FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MH ELITE PORTFOLIO OF FUNDS, INC.

MH Elite Fund of Funds

MH Elite Small Cap Fund of Funds

MH Elite Select Portfolio of Funds

MH Elite Income Fund of Funds

43 Highlander Drive

Scotch Plains, NJ 07076

1-800-318-7969

www.mhelite.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

OCTOBER 31, 2013

To the investors (each, a “Shareholder”; together, the “Shareholders”) in MH Elite Fund of Funds (the “Elite Fund”) and the investors in MH Elite Small Cap Fund of Funds (the “Elite Small Cap Fund”), the investors in  MH Elite Select Portfolio of Funds (the “Elite Select Portfolio”), the investors in MH Elite Income Fund of Funds (the “Elite Income Fund”) and collectively, the “Funds”):

Notice is hereby given that an annual meeting (the “Meeting”) of Shareholders of MH Elite Portfolio of Funds, Inc. (the "Corporation"), which is the New Jersey corporation that is comprised of the Funds, will be held at 43 Highlander Drive, Scotch Plains, NJ 07076 on October 31, 2013, at 9:00 AM Eastern Time, for the following purposes:

1) To elect five (5) directors to the Corporation’s Board of Directors;

2) To ratify or reject the selection of the firm Sanville & Co. as the independent public accountants to audit and certify financial statements of the Funds for the fiscal year ending December 31, 2013;

3) To approve or disapprove: (a) a merger transaction whereby  the Corporation would change (i) its state of domestication from New Jersey to Delaware and (ii) its form of entity from a corporation to a statutory trust, (b)  the adoption of a plan of merger to accomplish the merger transaction referenced in clause (a), (c) the adoption of an instrument to govern the affairs of the statutory trust and (d) all other filings and actions required in order to accomplish the merger transaction referenced in clause (a); and

4) To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

This is a combined Notice and Proxy Statement(s) for MH Elite Portfolio of Funds, Inc. There is enclosed a proxy form solicited by the Board of Directors. Each investor of each Fund will be asked to vote by using a proxy (or proxies) that correspond(s) to the Fund(s) in which such investor is invested. For each Fund you are invested in, please complete a proxy card for each Fund. Any form of proxy which is executed and returned, nevertheless may be revoked prior to its use. All such proxies properly executed and received in time will be voted at the Meeting.

The Board of Directors has established the close of business on September 1, 2013, as the record date for determination of the shareholders entitled to notice of, and to vote at, the Meeting.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY FOR EACH FUND. PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED.

By order of the Board of Directors:

Harvey Merson

Scotch Plains, New Jersey

Secretary

September 17, 2013

PROXY STATEMENT

THE BOARD OF DIRECTORS OF MH ELITE PORTFOLIO OF FUNDS, INC.

HEREBY SOLICITS YOUR PROXY

MH ELITE FUND OF FUNDS

MH ELITE SMALL CAP FUND OF FUNDS

MH ELITE SELECT PORTFOLIO OF FUNDS

MH ELITE INCOME FUND OF FUNDS

43 Highlander Drive

Scotch Plains, New Jersey 07076

1-800-318-7969

www.mhelite.com

Enclosed herewith is a notice and form of proxy for an Annual Meeting of holders (each, a “Shareholder”; together, the“Shareholders”) of MH Elite Fund of Funds (“Elite Fund”), the MH Elite Small Cap Fund of Funds (“Elite Small Cap Fund”), the MH Elite Select Portfolio of Funds (“Elite Select Portfolio”), the MH Elite Income Fund of Funds (“Elite Income Fund”), and collectively, the "Funds") to be held on October 31, 2013, and if the Meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (attached). Each of the Funds is a portfolio of  MH Elite Portfolio of Funds, Inc. (the “Corporation"), a New Jersey corporation. This proxy material was first mailed to shareholders on or about September 27, 2013.

The following table summarizes the Proposals to be voted upon at the Meeting and indicates those shareholders that are being solicited with respect to the Proposals:

Shareholder Proposal	Shareholders Solicited
Proposal 1: To elect five (5) directors to the Corporation’s Board of Directors.	All shareholders of the Funds voting together.

Proposal 2: To ratify or reject the selection of the firm Sanville & Co. as the independent public accountants to audit and certify financial statements of the Funds for the fiscal year ending December 31, 2013.

All shareholders of the Funds voting together.

Proposal 3: To approve or disapprove: (a) a merger transaction whereby  the Corporation would change (i) its state of domestication from New Jersey to Delaware and (ii) its form of entity from a corporation to a statutory trust, (b)  the adoption of a plan of merger to accomplish the merger transaction referenced in clause (a), (c) the adoption of an instrument to govern the affairs of the statutory trust and (d) all other filings and actions required in order to accomplish the merger transaction referenced in clause (a).

All shareholders of the Funds voting together.

The Board of Directors recommends that you vote as follows:

1. For electing the Board’s nominees to serve as Directors;

2. For ratifying the selection of the firm Sanville & Co. as the independent public accountants to audit and certify financial statements of the Funds for the fiscal year ending December 31, 2013.

3. For: (a) a merger transaction whereby the Corporation would change (i) its state of domestication from New Jersey to Delaware and (ii) its form of entity from a corporation to a statutory trust, (b) the adoption of a plan of merger to accomplish the merger transaction referenced in clause (a), (c) the adoption of an instrument to govern the affairs of the statutory trust and (d) all other filings and actions required in order to accomplish the merger transaction referenced in clause (a).

You may revoke your proxy(ies) at any time before it is exercised either by mail notice to the Fund(s) or through resubmittal at a later date. In addition, any shareholder may vote in person at the meeting if such shareholder chooses, in which case votes cast at the meeting would supersede previously filed proxies.

You are requested to place your voting instructions on the enclosed proxy and then sign, date and return the signed proxy to the Fund. For each Fund you are invested in, please complete the appropriate proxy, then sign, date and return them to the Funds’ offices.

The cost of soliciting proxies will be borne by the investment advisor, MH Investment Management, Incorporated.

Notice of Internet Availability of Proxy Materials

The MH Elite Portfolio of Funds, Inc. 2013 Proxy is available on our web site at www.mhelite.com. Hard copies of the 2013 Proxy can be requested by calling 1-800-318-7969 or by email at info@mhelite.com.

There is one class of capital stock in the Corporation (“Common Stock”). The Common Stock covers all of the Funds. Each share of Common Stock has one vote. On September 1, 2013, the date of record (the “Record Date”), the total number of outstanding shares of Common Stock was 3,593,452 of which 1,314,813 represented shares invested in the Elite Fund, 731,915 represented shares invested in the Elite Small Cap Fund, 945,691 represented shares in the Elite Select Portfolio and 601,033 represented shares invested in the Elite Income Fund. Only holders of shares at the close of business on the Record Date are entitled to receive notice of, and to vote at, the meeting. In all matters, each share has one vote.

Fund	Number of Shares Outstanding On Record Date
Total shares outstanding	3,593,452
Shares representing interest in MH Elite Fund of Funds	1,314,813
Shares representing interest in MH Elite Small Cap Fund of Funds	731,915
Shares representing interest in MH Elite Select Portfolio of Funds	945,691
Shares representing interest in MH Elite Income Fund of Funds	601,033

Shareholders of each Fund vote together with respect to the proposals. The outcome of a vote affecting one Fund could affect another Fund.

PROPOSAL NO. 1

APPROVAL OF ELECTION OF DIRECTORS

There are five (5) nominees listed below who have consented to serve as directors of the Corporation, if elected, until the next Annual Meeting of Shareholders or until their successors are elected and qualified. Each nominee elected as director will be responsible for overseeing all of the Funds of the Corporation. None of these nominees is a director of (i) any other investment management Corporation or (ii) any other Corporation the capital stock of which is listed on any securities exchange or actively trades in a public marketplace.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen Within the Fund Complex	Other Directorships Held Outside of the Fund Complex
DISINTERESTED DIRECTORS
Vincent Farinaro 565 Fallbrook Drive Venice, FL 34292 84	Independent Director	One Year, Since July 31, 1998	Retired	4	None
Howard Samms 4 Surrey Lane Lambertville, NJ 08530 67	Independent Director Chairman of the Board Since January 1, 2005	One Year, Since July 31, 1998	Retired	4	None
Tice Walker 52 Oak Avenue Metuchen, NJ 08840 44	Independent Director	One Year, Since September 1, 2003	American International Group, Inc. Head Information Analytics Actuary; previously, Vice President at Munich Re America	4	None
INTERESTED DIRECTORS
Jeff Holcombe (a) 8 Guildford Court Annandale, NJ 08801 57	Interested Director, Vice-President	One year, Since July 31, 1998	Ericsson Software Engineering Manager and MH Investment Management, Inc., Vice President	4	None
Vincent Rettino(b) 531 Victor Street Scotch Plains, NJ 07076 37	Interested Director	One Year, Since October 31, 2008	Union NJ School District, Vice-Principal and MH Investment Management, Inc., Research Assistant	4	None

(a) Mr. Holcombe is an "interested person" (as defined in the Investment Corporation Act of 1940) by virtue of his position as co-owner of the Fund's Investment Adviser.

(b) Mr. Rettino is an "interested person" (as defined in the Investment Corporation Act of 1940) by performing research and analysis for the Fund’s Investment Adviser.

Shareholders have one vote for each share they own for each of the five (5) directors of their choice. All proxies returned to the Funds, except those specifically marked to withhold authority, will be cast for the nominees listed above. A plurality of the votes cast (including those cast via proxy and those cast in person), when a quorum is present, will be required to elect each director.

Additional Information about the Board of Directors

The Corporation's Board of Directors generally meets at least three times annually. In 2013, to date, the Corporation's Board of Directors has officially convened one meeting.

Mr. Vincent Farinaro retired in 2005 from Converted Paper Products, a manufacturer of paper board and boxes.         Mr. Farinaro consulted on all aspects of production, sales, and distribution. With over 50 years of work experience,   Mr. Farinaro is a respected contributor to the Board. His people skills and life experiences compliment the academic background provided by some of the other Board members.

Mr. Howard Samms was the Finance Department Director for Johnson and Johnson Healthcare Systems and was responsible for all financial requirements of the Johnson and Johnson Healthcare Systems which includes monthly reporting, budget development and implementation, capital investment decisions and related asset management functions before his retirement in 2005. Mr. Samms, with his strong finance background, serves as the Board's Financial Expert.

Mr. Tice Walker is the Head Information Analytics Actuary at American International Group, Incorporated and is in charge of portfolio monitoring and analytics for the property division of the large, multinational property and casualty insurance company. He was previously a Vice President at Munich Re America. He is a Fellow of the Casualty Actuarial Society and is a member of the American Academy of Actuaries.  Mr. Walker began his career in 1992 and has worked for insurance, reinsurance and consulting firms. Mr. Walker's actuarial background allows him to provide a helpful assessment of the many risk factors faced by the Fund and the Board.

Mr. Jeff Holcombe is a Software Engineering Manager at Ericsson. He is responsible for the planning, design, and development of software systems for the telephone industry. Mr. Holcombe's background in technology plays a vital role in maintaining SEC reporting and documentation. As the Fund's Chief Information Officer, he is responsible for maintaining Fund records and supporting activities related to shareholder and accounting services.

Mr. Vincent Rettino is currently a Vice-Principal in the Union NJ School District. He received his Bachelor's Degree in Health and Physical Education and in 2007 completed the Master's Degree Program in Educational Leadership from Kean University. In addition to his 15 years as an educator, Mr. Rettino holds the New Jersey Supervisor's and New Jersey Principal's certifications. He is also a research assistant for MH Investment Management Inc., the Funds’ Investment Adviser.  Mr. Rettino is currently preparing for the Certified Financial Planner (CFP) examination.  Combining the CFP designation along with his leadership skills, Mr. Rettino will be a valuable asset to the Funds as a member of the Board.

Process for Shareholders to Communicate Directly with a Specific Director

Any shareholder of the Corporation may communicate directly with any member of the Board by sending via first class mail a letter to that Director's attention at the following address:

[Director's name]

c/o MH Elite

43 Highlander Drive.

Scotch Plains, NJ 07076

Director Compensation

Each director, if any, who is not an “interested director” as defined in the Investment Corporation Act of 1940 is paid $500 annually for each fund he/she oversees. Additionally, the Chairman of the Board is paid $125 annually per Fund. The Directors periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. Neither the Interested Directors nor any officer of the Funds receives any compensation from the Funds.

Stock Ownership by Nominee

The following table provides, with respect to each nominee, information about the dollar range of all shares of each Fund that he/she owned beneficially as of September 1, 2013:

Dollar Range of Equity Securities in the Funds
Name of Director or Nominee	MH Elite Fund of Funds	MH Elite Small Cap Fund of Funds	MH Elite Select Portfolio of Funds	MH Elite Income Fund of Funds	Aggregate Dollar Range of Equity Securities in the Funds Overseen or to be Overseen by Director or Nominee
Jeff Holcombe	Over $100,000	Over $100,000	$10,001– 50,000	None	Over $100,000
Vincent Farinaro	$50,001–100,000	$10,001– 50,000	$10,001– 50,000	$10,001– 50,000	Over $100,000
Vincent Rettino	None	None	None	None	None
Howard Samms	None	$50,001–100,000	None	None	$50,001–100,000
Tice Walker	Over $100,000	Over $100,000	Over $100,000	$50,001–100,000	Over $100,000

As a group, the Directors owned shares of the Funds valued at over $ 923,219 as of September 1, 2013. The Directors and officers of each Fund own approximately 5.9%, 8.0%, 4.1% and 4.8% of the outstanding shares of the Elite Fund, Elite Small Cap Fund, Elite Select Portfolio and Elite Income Fund, respectively.

Principal Executive Officers

Name	Age	Executive Office & Tenure
Harvey Merson	62	President since 1998 (inception) Secretary
Jeff Holcombe	57	Vice President since 1998 (inception) Treasurer

Officers of the Funds receive no compensation directly from the Funds for their services.

Director Meetings

The Directors meet three times a year to review the operations of each Fund. The entire Board acts as the Funds’ Audit Committee. The Board is devoted to reviewing each Fund's compliance procedures and practices, overseeing its accounting and financial reporting policies and practices and overseeing the quality and objectivity of its financial statements and the independent audit thereof. The Directors also meet with employee(s) of MH Investment Management, Inc. to review recent performance and the current investment climate for selected Funds. These meetings ensure that each Fund’s performance is reviewed in detail. During 2013, the average Director participated in one board meeting. There are no standing committees of the Board. Due to the size of the Fund complex and the fact that each Director participates in the consideration of director nominees, the Board has determined it is appropriate for the Funds’ not to have a Nominating Committee.

Your Fund does not have a policy with respect to Director attendance at shareholder meetings. The Funds are required to hold annual shareholder meetings.

Director Responsibilities

The Investment Company Act of 1940 (the “1940 Act”) and the rules and regulations promulgated there under require that your Fund have a minimum proportion of directors who are Non-Interested Directors. The Non-Interested Directors must vote separately to approve all financial arrangements and other agreements with your Fund's investment adviser and other affiliated parties. The role of Non-Interested Directors has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a Fund. Three of the five nominees for election as Directors would be Non-Interested Directors.

Among other ways, the Directors seek to represent shareholder interests:

•

by carefully reviewing your Fund's investment performance on an individual basis with your Fund's investment team;

•

by carefully reviewing the quality of the various other services provided to the Funds and their shareholders by MH Elite and its affiliates;

•

by discussing with senior management steps being taken to address any performance deficiencies;

•

by conducting an in-depth review of the fees paid by each Fund and by negotiating with MH Elite to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing MH Elite sufficient resources to continue to provide high quality services in the future;

•

by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expensesof each Fund;

•

by monitoring potential conflicts between the Funds and MH Elite and its affiliates to ensure that the Funds continue to be managed in the best interests of their shareholders.

Limitation of Liability

Under the Corporation’s By-Laws, the Directors and Officers are entitled to be indemnified by the Corporation to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suitor judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Director or Officer of the Corporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTING THE CORPORATION’S NOMINEES TO SERVE AS DIRECTORS.

PROPOSAL NO. 2

APPROVAL OF THE SELECTION OF THE FIRM SANVILLE & CO. AS THE INDEPENDENT PUBLIC ACCOUNTANTS TO AUDIT AND CERTIFY FINANCIAL STATEMENTS OF THE FUNDS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013

Your Board of Directors has selected, subject to shareholder approval, the firm Sanville & Co. to audit and certify financial statements of the Funds for the year 2013. In connection with the audit function, Sanville & Co. would review the Funds’ Annual Report to Shareholders and the Funds’ filings with the Securities and Exchange Commission.

Sanville & Co. does not have any direct or material indirect financial interest in the Funds. A representative of Sanville & Co. will not be present at the meeting unless requested by a shareholder (either in writing or by telephone) in advance of the meeting. Such requests should be directed to the Secretary of the Funds at the Funds’ offices.

Audit Fees

The fees billed by Sanville & Co. for professional services rendered for the audit of MH Elite Small Cap Fund of Funds’ annual financial statements and for review of distributions to corresponding shareholders for the fiscal year ended December 31, 2012 was $ 6,000. The fees billed by Sanville & Co. for professional services rendered for the audit of MH Elite Fund of Funds’ annual financial statements and for review of distributions to corresponding shareholders for the fiscal year ended December 31, 2012 was $6,000. The fees billed by Sanville & Co. for professional services rendered for the audit of MH Elite Select Portfolio of Funds’ annual financial statements and for review of distributions to corresponding shareholders for the fiscal year ended December 31, 2012 was $6,000. The fees billed by Sanville & Co. for professional services rendered for the audit of MH Elite Income Fund of Funds’ annual financial statements and for review of distributions to corresponding shareholders for the fiscal year ended December 31, 2012 was $6,000. If the shareholders ratify Sanville & Co. as the auditors of the Funds, the aggregate fees Sanville & Co. will bill for professional services for the four Funds is projected to be $24,000 The Funds have not retained Sanville& Co. for tax services.

All other fees

Sanville & Co. did not bill the Funds for any other services, other than those described above.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO RATIFY THE SELECTION OF SANVILLE & CO. AS THE INDEPENDENT PUBLIC ACCOUNTANTS TO AUDIT AND CERTIFY FINANCIAL STATEMENTS OF THE FUNDS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013

A majority of the votes cast (including those cast via proxy and those cast in person), when a quorum is present, will be required to approve proposal No. 2.

PROPOSAL 3

APPROVAL OF THE MERGER TRANSACTION WHEREBY THE CORPORATION WOULD CHANGE ITS STATE OF DOMESTICATION FROM NEW JERSEY TO DELAWARE AND ITS FORM OF ENTITY FROM A CORPORATION TO A STATUTORY TRUST, ADOPTION OF A PLAN OF MERGER TO ACCOMPLISH THE MERGER TRANSACTION, ADOPTION OF AN INSTRUMENT TO GOVERN THE AFFAIRS OF THE STATUTORY TRUST AND ALL OTHER FILINGS AND ACTIONS REQUIRED IN ORDER TO ACCOMPLISH THE MERGER TRANSACTION

Shareholders of the Corporation are being asked to approve (a) a merger transaction whereby the Corporation would change (i) its state of domestication from New Jersey to Delaware and (ii) its form of entity from a corporation to a statutory trust, (b) the adoption of a plan of merger to accomplish the merger transaction  referenced in clause (a), (c) the adoption of an instrument to govern the affairs of the statutory trust and (d) all other filings and actions required in order to accomplish the merger transaction referenced in clause (a).

Background

The Corporation is currently organized as a New Jersey corporation. By written consent of the Corporation’s Board of Directors executed on September 13, 2013, the Board approved a merger transaction whereby the Corporation would merger with and into a newly-formed Delaware statutory trust with the newly-formed Delaware statutory trust being the surviving entity following the transaction (the “Merger”) under the New Jersey Statutes, Chapter 10, Title 14A. Corporations (N.J.S. 14A:1-1 et seq., hereafter the “NJ Act”) and the Delaware Statutory Trust Act (12 Del. C. §§3801 et seq., hereafter the “DE Act”). The NJ Act provides that a New Jersey corporation, such as the Corporation, may merge with and into another business entity provided that the plan of merger is approved by the New Jersey corporation’s directors and shareholders, and the New Jersey corporation files a certificate of merger with the office of the New Jersey Secretary of State. The DE Act provides that any other business entity, such as the Corporation, may merge with and into a Delaware statutory trust provided that the certificate of merger and a certificate of trust for the new Delaware statutory trust are approved by the Corporation’s directors and shareholders, and the new Delaware statutory trust then files a certificate of merger and a certificate of trust with the office of the Delaware Secretary of State. When the Merger is effective, all of the rights, privileges and powers of the Corporation, and all property and all debts due to the Corporation (as well as all causes of action belonging to the Corporation) will remain vested in the new Delaware statutory trust with which the Corporation has merged, and are the property of such statutory trust. All debts, liabilities and duties of the Corporation remain attached to the new Delaware statutory trust, and may be enforced against it to the same extent as if they had been incurred by the Corporation in its capacity as a Delaware statutory trust.

This proposed merger will be referred to throughout this Proxy Statement as the Merger. The Merger contemplates the continuation of the business of the Corporation in the form of a new Delaware statutory trust (the “Delaware Trust”). For purposes of this Proxy Statement, except where the context indicates otherwise, the terms “Trust” and “Delaware Trust” shall mean a Trust or Delaware Trust and each series thereof.

If the Merger is approved by shareholders and implemented:

•

the Delaware Trust will continue the business of the Corporation;

•

the investment objectives, policies, strategies and risks of the Funds will not change;

•

the Board members and officers of the Delaware Trust will be the same as those of the Corporation and would operate the Delaware Trust in essentially the same manner as they previously operated the Corporation;

•

the main operating agreements of the Delaware Trust: the agreement and declaration of trust (the “Trust Agreement”), the investment advisory agreement and administrative services agreement, transfer agency agreement and custodian agreement will continue in effect.

Pursuant to the Merger, on, January 1, 2014,  the effective date of the Merger (“Merger Date”), shareholders of each Fund will receive one share of the Delaware Trust or series thereof (or fractional share thereof) for every share they hold of the Fund (or fractional shares thereof). Thus, on the Merger Date, you will hold an interest in the DelawareTrust that will be equivalent to your then-existing interest in the Funds. For all practical purposes, your financial investment in a Fund will not change on the Merger Date. The Merger is designed to be tax free for federal income tax purposes.

The Directors of the Corporation have determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as New Jersey corporations.  Delaware statutory trusts have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations of shareholders. Under New Jersey law, the Corporation is required to hold an annual meeting of shareholders. Under Delaware law, the Delaware Trust will not be required to hold an annual meeting of shareholders. Further, under Delaware law and the Delaware Trust’s Agreement and certificate of Trust (“Certificate of Trust”), the trustees of the Delaware Trust (the “Trustees”) will have more flexibility to adjust to changing circumstances and market conditions without having to gain the approval of the holders of the shares of the Delaware Trust. For example, the Trustees will not need to undergo the costly and time consuming process of procuring shareholder approval for amendments to the Certificate of Trust to address pressing issues or to implement certain strategic alternatives. In addition, under Delaware law investment companies are able to simplify their operations by reducing administrative burdens in the Trust Agreement.

Funds organized as Delaware statutory trusts also have greater flexibility in structuring shareholder voting rights and shareholder meetings. For example, under New Jersey corporate law, certain fund transactions, such as mergers, consolidations, certain sales and dispositions of assets and certain dissolutions, as well as amendment to the certificate of incorporation, are subject to mandatory shareholder votes. Delaware law allows a fund to provide in its governing documents that each of these types of transactions may go forward with only trustee approval; all remain subject, however, to any special voting requirements of the 1940 Act, which would not be limited or restricted by the Merger. Dissenter’s rights are not available to beneficial owners of Delaware statutory trusts as they are available to shareholders of New Jersey corporations.

In Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to a Delaware statutory trust. This could benefit a Delaware statutory trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the Delaware Trust’s  governing documents less likely or, if litigation should be initiated, less burdensome or expensive.

Accordingly, the Directors of the Corporation believe that it is in the best interests of the shareholders of the Funds to approve the Merger of the Corporation with an into a Delaware statutory trust, with the Delaware statutory trust being the surviving entity.

On the Merger Date, the Delaware Trust will continue the business of the Funds, and the Delaware Trust and any series thereof will hold the same portfolio of securities previously held by the Funds. The Delaware Trust will be operated under substantially similar investment advisory and administrative services arrangements as those of the Corporation. As the successor to the Corporation’s operations, the Delaware Trust will adopt the Corporation’s registration statement under federal securities laws with amendments to show the new Delaware statutory trust structure and will remain subject to the 1940 Act and SEC rules there under.

The Delaware Trust will be created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Corporation. You will receive exactly the same number and dollar amount of shares of the Delaware Trust as you held in your Fund on the Merger Date. You will retain the right to any declared but undistributed dividends or other distributions payable to the shareholders of the Funds that you may have had as of the Merger Date. The Corporation is not required under New Jersey law to wind up its affairs or pay its liabilities and distribute its assets. The Merger is not deemed dissolution of the Corporation and constitutes a continuation of the existence of the Corporation in the form of a Delaware statutory trust.

The Directors of the Corporation may terminate and abandon the Merger at any time prior to the Merger Date if they determine that proceeding with the Merger is inadvisable. If the Merger is not approved by Fund shareholders, or if the Directors abandon the Merger, the Corporation will continue to operate under its current state and form of organization. If the Merger is approved by shareholders, it is expected to be completed as soon as practical after the Meeting date.

The Corporation’s Directors have determined that the approval of the Merger will also constitute, for purposes of the 1940 Act, the NJ Act and the DE Act, to be shareholder approval of:

•

the election of the Corporation’s Directors who are in office at the time of the Conversion as trustees of the Delaware Trust;

•

The Agreement and Plan of Merger attached hereto as Exhibit A;

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The Trust Agreement attached hereto as Exhibit B;

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All other filings and actions required in order to accomplish the Merger;

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the existing Investment Advisory Agreement with MH Investment Management, Inc., each Fund’s investment adviser (“Adviser”) as adviser to the Delaware Trust; and

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the selection of Sanville & Co. as the Delaware Trust’s independent registered public accounting firm.

The Delaware Trust’s service provider contracts will be substantially the same as the current agreements that the Corporation has with the Funds’ Adviser, Mutual Shareholder Services, and Huntington National Bank (its Custodian).

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE THE MERGER TRANSACTION WHEREBY THE CORPORATION WOULD CHANGE ITS STATE OF DOMESTICATION FROM NEW JERSEY TO DELAWARE AND ITS FORM OF ENTITY FROM A CORPORATION TO A STATUTORY TRUST, ADOPTION OF A PLAN OF MERGER TO ACCOMPLISH THE MERGER TRANSACTION, ADOPTION OF AN INSTRUMENT TO GOVERN THE AFFAIRS OF THE STATUTORY TRUST AND ALL OTHER FILINGS AND ACTIONS REQUIRED IN ORDER TO ACCOMPLISH THE MERGER TRANSACTION.

A majority of the votes cast (including those cast via proxy and those cast in person), when a quorum is present, will be required to approve proposal No. 3.

The NJ Act provides you with rights of dissent and appraisal in connection with the Merger. This means that if you are not satisfied with the compensation you are receiving in the Merger, you are entitled to have the fair value of your shares of the Corporation Common Stock determined by agreement with the Corporation or by a New Jersey court and to receive payment based on that valuation. The ultimate amount you receive as a dissenting shareholder in an appraisal proceeding may be more or less than, or the same as, the amount you would have received in the Merger. To exercise your rights of dissent and appraisal, you must, among other steps, deliver a written objection to the Merger before the Agreement and Plan of Merger is voted on at the Meeting and demand payment for your shares if the Merger is consummated. Your failure to follow exactly the procedures specified under the NJ Act will result in the loss of your rights to dissent and appraisal. See Chapter 11 of the NJ Act titled “Rights of Dissenting Shareholders,” which relates to your rights of dissent and appraisal. We encourage you to read these provisions carefully and in their entirety and consult your legal advisors.

Further Information About Voting And The Meeting

A majority of the shares entitled to vote constitute a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in this proxy statement). A clerk appointed by the Directors will determine whether a quorum has been reached. Approval of each Proposal requires the affirmative vote of a majority of the votes cast by the holders of Shares of the entire Corporation voted in person or by proxy at the meeting, except that election of each member of the Corporation’s Board of Directors requires a plurality vote. Votes cast by proxy or in person at the meeting will be counted by persons appointed by the Directors as tellers for the meeting. The tellers will count the total number of votes cast “for” approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast.

Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a vote “against” the proposal.

Revocation of Proxies

Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the clerk appointed by the Directors, (ii) by properly executing a later-dated proxy, or (iii) by attending the meeting and voting in person.

Adjournment

If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. The investment advisor, MH Investment Management, Incorporated, pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of September 1, 2013, the following shareholders owned of record or are known by the Fund to own beneficially 5% or more of the outstanding shares of the each of the Funds below:

MH ELITE FUND OF FUNDS

To the best knowledge of the MH Elite Fund of Funds, as of September 1, 2013, no persons and/or entities owned of record or beneficially 5% or more of the Fund’s outstanding shares.

MH ELITE SMALL CAP FUND OF FUNDS

Title of Class/Portfolio1	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class/Portfolio1
MH Elite Small Cap Fund of Funds	Paul and Stephanie Scotto 68 Califon Drive Colonia, NJ 07067	See notes 1 and 2 immediately below this table	5.7%

1The Corporation has no classes of stock other than its Common Stock.

2This shareholder's investment in the MH Elite Small Cap Fund of Funds approximates 5.7% of the total assets of that Fund. This shareholder's aggregate investment in the Funds, approximates 1.6% of the total assets of the Funds. The shareholder's aggregate shares in the Corporation equals 1.4% of the outstanding shares.

MH ELITE SELECT PORTFOLIO OF FUNDS

Title of Class/Portfolio1	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class/Portfolio1
MH Elite Select Portfolio of Funds	Janet Arrington 177 Jefferson Road Princeton, NJ 08540	See notes 1 and 2 immediately below this table	8.6%

1The Corporation has no classes of stock other than its Common Stock.

2This shareholder's investment in the MH Elite Select Portfolio of Funds approximates 8.6% of the total assets of that Fund. This shareholder's aggregate investment in the Funds, approximates 2.3% of the total assets of the Funds. The shareholder's aggregate shares in the Corporation equals 1.9% of the outstanding shares.

MH ELITE INCOME FUND OF FUNDS

Title of Class/Portfolio1	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class/Portfolio1
MH Elite Income Fund of Funds	Anthony Degatano 681 New England Road Cape May, NJ 08204	See notes 1 and 2 immediately below this table	5.4%

1The Corporation has no classes of stock other than its Common Stock.

2This shareholder's investment in the MH Elite Income Fund of Funds approximates 5.4% of the total assets of that Fund. This shareholder's aggregate investment in the Funds, approximates 1.6% of the total assets of the Funds. The shareholder's aggregate shares in the Corporation equals 1.4% of the outstanding shares.

SHAREHOLDER PROPOSALS

If the Merger is approved, the Delaware Trust does not expect to hold annual meetings of shareholders, except to the extent that such meeting may be required by the 1940 Act or state law. Because the Delaware Trust will not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. To be considered for inclusion in a proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted to the Delaware Trust at its principal office within a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with Rule 14a-8 under the Securities & Exchange Act of 1934, which sets forth certain requirements.

INVESTMENT ADVISER

MH Investment Management, Inc. (the “Adviser”) furnishes the Funds with investment advice and, in general, supervises the management and investment program of the Funds. Harvey Merson and Jeff Holcombe are officers of the Adviser and of the Funds. The Adviser is located at 43 Highlander Drive, Scotch Plains, NJ 07076.

SHAREHOLDER REPORTS

Copies of the 2012 Annual Report and 2013 Semi-Annual Report have previously been sent to shareholders. Shareholders may receive additional copies of the reports without charge by calling (800) 318-7969, by writing to MH Elite Portfolio of Funds, Inc., 43 Highlander Drive, Scotch Plains, NJ 07076 or from the MH Elite Portfolio of Funds website at www.mhelite.com. No part of the 2012 Annual Report or 2013 Semi-Annual Report to Shareholders is incorporated herein and no part thereof is to be considered proxy soliciting material.

OTHER MATTERS

The Board of Directors knows of no other matters to be presented at the meeting other than those mentioned above. Should other business come before the meeting, the proxies will be voted in accordance with the view of the Board of Directors, to the extent permitted by law.

By order of the Board of Directors:

/s/ Harvey Merson

Harvey Merson

Secretary

Scotch Plains, New Jersey

September 17, 2013

Proxy - Solicited by the Board of Directors

MH Elite Portfolio of Funds, Inc.

Annual Meeting of Shareholders

October 31, 2013

www.mhelite.com

_________________________________________________________________________

PLEASE COMPLETE THIS PROXY IF YOU ARE INVESTED IN

MH ELITE FUND OF FUNDS

Annual meeting of MH Elite Portfolio of Funds, Inc. (the "Corporation") will be held October 31, 2013 at 43 Highlander Drive, Scotch Plains, New Jersey at 9:00 A.M. The undersigned hereby appoints Harvey Merson and/or Jeff Holcombe as proxies to represent and to vote all shares of the Corporation that he/she owns or controls at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.

1. Election of Directors

_ FOR all nominees except as marked to the contrary below.

_ WITHHOLD AUTHORITY to vote for all nominees.

Instructions: To withhold authority to vote for a nominee(s), strike a line through his/her/their name(s) in the following list:

V. Farinaro, J. Holcombe, V. Rettino, H. Samms, T. Walker

2. Ratification of the selection of the firm Sanville & Co. by the Board of Directors as independent public accountants to audit and certify financial statements of the Corporation and of MH Elite Fund of Funds for the fiscal year ending December 31, 2013.

_ For_ Against _ Abstain

3. Approval of (a) a merger transaction whereby the Corporation would change (i) its state of domestication from New Jersey to Delaware and (ii) its form of entity from a corporation to a statutory trust, (b) the adoption of a plan of  merger to accomplish the merger transaction referenced in clause (a), (c) the adoption of an instrument to govern the affairs of the statutory trust and (d) all other filings and actions required in order to accomplish the merger transaction referenced in clause (a).

__ For __ Against __Abstain

Please mark, date, sign and return the proxy promptly in the enclosed envelope. For joint registrations, both parties should sign. If more than two parties are jointly registered, please write in additional spaces and have all parties sign.

_______________________________

_______________________________

Shareholder's Signature and Date

Shareholder's Signature and Date

Proxy - Solicited by the Board of Directors

MH Elite Portfolio of Funds, Inc.

Annual Meeting of Shareholders

October 31, 2013

www.mhelite.com

___________________________________________________________________________

PLEASE COMPLETE THIS PROXY IF YOU ARE INVESTED IN

MH ELITE SMALL CAP FUND OF FUNDS

____________________________________________________________________________

Annual meeting of MH Elite Portfolio of Funds, Inc. (the "Corporation") will be held October 31, 2013 at 43 Highlander Drive, Scotch Plains, New Jersey at 9:00 A.M. The undersigned hereby appoints Harvey Merson and/or Jeff Holcombe as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.

1. Election of Directors

_ FOR all nominees except as marked to the contrary below.

_ WITHHOLD AUTHORITY to vote for all nominees.

Instructions: To withhold authority to vote for nominees, strike a line through his/her/their name(s) in the following list:

V. Farinaro, J. Holcombe, V. Rettino, H. Samms, T. Walker

2. Ratification of the selection of the firm Sanville & Co. by the Board of Directors as independent public accountants to audit and certify financial statements of the Corporation and of MH Elite Fund of Funds for the fiscal year ending December 31, 2013.

_ For_ Against _ Abstain

3. Approval of (a) a merger transaction whereby the Corporation would change (i) its state of domestication from New Jersey to Delaware and (ii) its form of entity from a corporation to a statutory trust, (b)  the adoption of a plan of  merger to accomplish the merger transaction referenced in clause (a), (c) the adoption of an instrument to govern the affairs of the statutory trust and (d) all other filings and actions required in order to accomplish the merger transaction referenced in clause (a).

__ For __ Against __Abstain

Please mark, date, sign & return the proxy promptly in the enclosed envelope. For joint registrations, both parties should sign. If more than two parties are jointly registered, please write in additional spaces and have all parties sign.

_______________________________

_______________________________

Shareholder's Signature and Date

Shareholder's Signature and Date

Proxy - Solicited by the Board of Directors

MH Elite Portfolio of Funds, Inc.

Annual Meeting of Shareholders

October 31, 2013

www.mhelite.com

____________________________________________________________________________

PLEASE COMPLETE THIS PROXY IF YOU ARE INVESTED IN

MH ELITE SELECT PORTFOLIO OF FUNDS

____________________________________________________________________________

Annual meeting of MH Elite Portfolio of Funds, Inc. (the "Corporation") will be held October 31, 2012 at 43 Highlander Drive, Scotch Plains, New Jersey at 9:00 A.M. The undersigned hereby appoints Harvey Merson and/or Jeff Holcombe as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.

1. Election of Directors

_ FOR all nominees except as marked to the contrary below.

_ WITHHOLD AUTHORITY to vote for all nominees.

Instructions: To withhold authority to vote for nominees, strike a line through his/her/their name(s) in the following list:

V. Farinaro, J. Holcombe, V. Rettino, H. Samms, T. Walker

2. Ratification of the selection of the firm Sanville & Co. by the Board of Directors as independent public accountants to audit and certify financial statements of the Corporation and of MH Elite Fund of Funds for the fiscal year ending December 31, 2013.

_ For_ Against _ Abstain

3. Approval of (a) a merger transaction whereby the Corporation would change (i) its state of domestication from New Jersey to Delaware and (ii) its form of entity from a corporation to a statutory trust, (b) the adoption of a plan of  merger to accomplish the merger transaction referenced in clause (a), (c) the adoption of an instrument to govern the affairs of the statutory trust and (d) all other filings and actions required in order to accomplish the merger transaction referenced in clause (a).

__ For __ Against __Abstain

Please mark, date, sign & return the proxy promptly in the enclosed envelope. For joint registrations, both parties should sign. If more than two parties are jointly registered, please write in additional spaces and have all parties sign.

_______________________________

_______________________________

Shareholder's Signature and Date

Shareholder's Signature and Date

Proxy - Solicited by the Board of Directors

MH Elite Portfolio of Funds, Inc.

Annual Meeting of Shareholders

October 31, 2013

www.mhelite.com

____________________________________________________________________________

PLEASE COMPLETE THIS PROXY IF YOU ARE INVESTED IN

MH ELITE INCOME FUND OF FUNDS

____________________________________________________________________________

Annual meeting of MH Elite Portfolio of Funds, Inc. (the "Corporation") will be held October 31, 2012 at 43 Highlander Drive, Scotch Plains, New Jersey at 9:00 A.M. The undersigned hereby appoints Harvey Merson and/or Jeff Holcombe as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.

1. Election of Directors

_ FOR all nominees except as marked to the contrary below.

_ WITHHOLD AUTHORITY to vote for all nominees.

Instructions: To withhold authority to vote for nominees, strike a line through his/her/their name(s) in the following list:

V. Farinaro, J. Holcombe, V. Rettino, H. Samms, T. Walker

2. Ratification of the selection of the firm Sanville & Co. by the Board of Directors as independent public accountants to audit and certify financial statements of the Corporation and of MH Elite Fund of Funds for the fiscal year ending December 31, 2013.

_ For_ Against _ Abstain

3. Approval of (a) a merger transaction whereby the Corporation would change (i) its state of domestication from New Jersey to Delaware and (ii) its form of entity from a corporation to a statutory trust, (b) the adoption of a plan of merger to accomplish the merger transaction referenced in clause (a), (c) the adoption of an instrument to govern the affairs of the statutory trust and (d) all other filings and actions required in order to accomplish the merger transaction referenced in clause (a).

__ For __ Against __Abstain

Please mark, date, sign & return the proxy promptly in the enclosed envelope. For joint registrations, both parties should sign. If more than two parties are jointly registered, please write in additional spaces and have all parties sign.

_______________________________

_______________________________

Shareholder's Signature and Date

Shareholder's Signature and Date

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER, dated as of November ___, 2013 (the “Plan”), is entered into by and between MH Elite Portfolio of Funds, Inc., a New Jersey corporation (the “Corporation”) and MH Elite Portfolio of Funds Trust, a Delaware statutory trust (the “Trust”).

BACKGROUND:

The Corporation’s authorized capital stock consists of One Billion (1,000,000,000) shares of common stock, without par value (“Corporation Common Stock”), designated into four (4) separate series (i) MH Elite Fund of Funds, (ii) MH Elite Small Cap Fund of Funds, (iii) MH Elite Select Portfolio of Funds, and (iv) MH Elite Income Fund of Funds.  As of the date hereof, _____ shares of MH Elite Fund of Funds were issued and outstanding, _____ shares of MH Elite Small Cap Fund of Funds were issued and outstanding, _____ shares of MH Elite Select Portfolio of Funds were issued and outstanding and _____ shares of MH Elite Income Fund of Funds were issued and outstanding.

Immediately prior to the consummation of the transactions contemplated by this Agreement, by resolution of the trustees of the Trust (the “Trustees”), the Trustees have authorized an unlimited number shares of beneficial interests of the Trust, without par value (the “Common Stock”), designated into four (4) separate series (i) MH Elite Fund of Funds, (ii) MH Elite Small Cap Fund of Funds, (iii) MH Elite Select Portfolio of Funds, and (iv) MH Elite Income Fund of Funds, of which zero shares are issued and outstanding.

The Corporation desires to become a statutory trust by merging with and into the Trust, (a) the Trust continuing as the surviving entity following such merger and (b) each outstanding share of Corporation Common Stock (or any fraction thereof) being converted in such merger into a one share of Common Stock (or any fraction thereof) of the same series of Corporation Common Stock, all in accordance with the terms of this Agreement (the “Merger”).

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the Corporation and the Trust hereby agree as follows:

Article I The Merger

Section 1

The Merger.  In accordance with Section 3815 of the Delaware Statutory Trust Act (the “DSTA”) and Section 14A:10-14 of the New Jersey Business Corporation Act (the “NJBCA”) and subject to, and upon the terms and conditions of, this Agreement, the Corporation shall, at the Effective Date (as hereinafter defined), be merged with and into the Trust, the separate corporate existence of the Corporation shall cease, and the Trust shall continue as the surviving entity of the Merger (the “Surviving Entity”).

Section 2

Effects of the Merger.  The effect of the Merger shall be as provided in the DSTA and the NJBCA.  As a result of the Merger, by operation of law and without any further act or deed, at the Effective Time, all property, rights, interests and other assets of the Corporation shall be transferred to and be vested in the Surviving Entity, and the Surviving Entity shall assume all of the liabilities and obligations of the Corporation.

Section 3

Effect on Capital Stock.  At the Effective Time, each then issued and outstanding share of Corporation Common Stock or fraction thereof will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one share of the same series of Common Stock or fraction thereof, each of which shall have the designations, rights, powers and preferences and qualifications, limitations and restrictions as previously established by the Trustees by resolution.  All shares of Common Stock issued pursuant to Article I, Section 3 shall be validly issued, fully paid and non-assessable.

Section 4

Certificate of Trust, By-laws, Officers and Directors. The Certificate of Trust previously filed with the Secretary of State of Delaware in the form attached hereto as Exhibit A and By-laws of the Trust in the form attached hereto as Exhibit B, shall be the Certificate of Trust and By-laws of the Surviving Entity.  The directors and officers of the Corporation shall become with trustees and officers of the Surviving Entity respectively.

Section 5

Filing and Effective Time.  Unless terminated pursuant to Article III, Section 1 below, after this Agreement has been duly approved in the manner required by law, any appropriate Certificate of Merger shall be filed by the Surviving Entity pursuant to and in accordance with the DSTA and NJBCA.  The Merger shall be effective January 1, 2014 at 9:00 a.m. Eastern Standard Time on the date hereof.

Section 6

Additional Actions. Subject to the terms of this Agreement, the parties hereto shall take all such reasonable and lawful actions which may be necessary or appropriate in order to effectuate the Merger.

Article II Conditions Precedent

Section 1

Conditions Precedent.  The obligations of the parties to this Agreement to consummate the Merger and the transactions contemplated by this Agreement shall be subject to fulfillment or waiver by the parties hereto of each of the following conditions:

i)

Prior to the Effective Date, the board of directors and the shareholders of the Corporation shall have approved and adopted (i) the Plan and (ii) the Trust Agreement of the Trust.

ii)

Prior to the Effective Date the Trustees of the Trust shall have approved and adopted (i) the Plan and (ii) the Trust Agreement of the Trust.

iii)

Prior to the Effective Date, no order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits or makes illegal the consummation of the Merger or the transactions contemplated hereby.

Article III Termination and Amendment

Section 1

Termination.  This Agreement may be terminated and the Merger contemplated hereby may be abandoned at any time prior to the Effective Date by action of the Board of Directors of the Corporation or the Trustees of the Trust if it is determined that for any reason the completion of the transactions provided for herein would be inadvisable or not in the best interest of such entity or its equity holders. In the event of such termination and abandonment, this Agreement shall become void and neither the Corporation nor the Trust nor their respective equity holders, managers, directors or officers shall have any liability or rights with respect to such termination and abandonment.

Section 2

Amendment.  This Agreement may be supplemented, amended or modified by the mutual consent of the board of directors of the Corporation and the Trustees of the Trust.  No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the parties hereto.

Article IV Miscellaneous

Section 1

Governing law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.

Section 2

Counterparts.  This Agreement may be executed in one or more counterparts, including by facsimile or emailed .pdf, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement.

Section 3

Entire Agreement. This Agreement, including the documents and instruments referred to herein, constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have caused this duly approved this Agreement to be executed as of the date first written above.

MH ELITE PORTFOLIO OF FUNDS, INC.

By:_________________________________

     Name:

     Title

MH ELITE PORTFOLIO OF FUNDS TRUST

By:_________________________________

      Name:

      Title:

EXHIBIT A

Certificate of Trust

(See Attached)

Certificate of Trust of MH Elite Portfolio of Funds Trust

This Certificate of Trust of MH Elite Portfolio of Funds Trust (the “Trust”), dated as of this _______ day of ____, 2013, is being duly executed and filed in order to form a statutory trust in accordance with the provisions of the Delaware Statutory Trust Act (Title 12 of the Delaware Code, Section 3801 et seq.) (the “Act”) and sets forth the following:

1. The name of the Trust is “MH Elite Portfolio of Funds Trust”.

2. The Trust will become, prior to or within 180 days following the first issuance of shares of beneficial interest, a registered investment company under the Investment Company Act of 1940, as amended. Therefore, in accordance with Section 3807(b) of the Act, the Trust has and shall maintain in the State of Delaware a registered office and a registered agent for service of process.

(a) The registered office of the Trust in Delaware and the registered agent for service of process on the Trust is:

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

3. Pursuant to Section 3804(a) of the Act, notice is hereby given that the Trust shall consist of one or more series. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the Trust shall be enforceable against the assets of such series only, and not against the assets of the Trust generally or any other series.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned, being the Initial Trustees of the Trust, have executed this Certificate of Trust as of the ____ day of ____, 2013.

_____________________________________

Vincent Farinaro, as Trustee and not individually

_____________________________________

Howard Samms, as Trustee and not individually

_____________________________________

Tice Walker, as Trustee and not individually

_____________________________________

Jeff Holcombe, as Trustee and not individually

_____________________________________

Vincent Rettino, as Trustee and not individually

EXHIBIT B

Bylaws

(See Attached)

MH ELITE PORTFOLIO OF FUNDS TRUST

BY-LAWS

These By-laws (the “By-laws”) of MH Elite Portfolio of Funds Trust (the “Trust”), a Delaware statutory trust, are subject to the Trust’s Agreement and Declaration of Trust dated  _____, 2013 as from time to time amended, supplemented or restated (the “Trust Instrument”). Capitalized terms used herein which are defined in the Trust Instrument are used as therein defined.

ARTICLE I

OFFICES

Section 1.1 Delaware Office. The registered office of the Trust in Delaware and the name and address of its resident agent for service of process shall be as set forth in the Certificate of Trust of the Trust, as filed with the Secretary of State of Delaware on  ______, 2013 and as may be amended and restated from time to time.

Section 1.2 Principal Office. The principal office of the Trust shall be located in such location as the Trustees may from time to time determine. The Trust may establish and maintain such other offices and places of business as the Trustees may from time to time determine.

ARTICLE II

OFFICERS AND THEIR ELECTION

Section 2.1 Officers. The officers of the Trust shall be a President, a Treasurer, a Secretary, a Chief Compliance Officer and such other officers as the Trustees may from time to time elect. It shall not be necessary for any Trustee or other officer to be a holder of Shares in the Trust.

Section 2.2 Election of Officers. Two or more offices may be held by a single person. Subject to the provisions of Section 2.3 hereof, the officers shall hold office until their successors are chosen and qualified and serve at the pleasure of the Trustees.

Section 2.3 Resignations. Any officer of the Trust may resign by filing a written resignation with the President, the Secretary or the Trustees, which resignation shall take effect on being so filed or at such later time as may be therein specified.

ARTICLE III

POWERS AND DUTIES OF OFFICERS AND TRUSTEES

Section 3.1 Chief Executive Officer. Unless the Trustees have designated the Chairman as the chief executive officer of the Trust, the President shall be the chief executive officer of the Trust and shall preside at all meetings of the Shareholders.

Section 3.2 Treasurer. The Treasurer shall be the principal financial and accounting officer of the Trust. He shall deliver all funds and securities of the Trust which may come into his hands to such company as the Trustees shall employ as custodian in accordance with the Trust Instrument and applicable provisions of law. He shall make annual reports regarding the business and condition of the Trust, which reports shall be preserved in Trust records, and he shall furnish such other reports regarding the business and condition of the Trust as the Trustees may from time to time require. The Treasurer shall perform such additional duties as the Trustees or the chief executive officer may from time to time designate.

Section 3.3 Secretary. The Secretary shall record in books kept for the purpose all votes and proceedings of the Trustees and the Shareholders at their respective meetings. He shall have the custody of the seal of the Trust. The Secretary shall perform such additional duties as the Trustees or the chief executive officer may from time to time designate.

Section 3.4 Chief Compliance Officer. The Chief Compliance Officer (“CCO”) of the Trust shall be responsible for administering the Trust’s policies and procedures adopted pursuant to Rule 38a-1(a) under the Investment Company Act of 1940 (the “1940 Act”), or any successor provision thereto. The CCO shall have such other powers and duties as from time to time may be conferred upon or assigned to him by the Trustees.

Section 3.5 Vice President. Any Vice President of the Trust shall perform such duties as the Trustees or the chief executive officer may from time to time designate. At the request or in the absence or disability of the President, the most senior Vice President present and able to act may perform all the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

Section 3.6 Assistant Treasurer. Any Assistant Treasurer of the Trust shall perform such duties as the Trustees or the Treasurer may from time to time designate, and, in the absence of the Treasurer, the most senior Assistant Treasurer present and able to act may perform all the duties of the Treasurer.

Section 3.7 Assistant Secretary. Any Assistant Secretary of the Trust shall perform such duties as the Trustees or the Secretary may from time to time designate, and, in the absence of the Secretary, the most senior Assistant Secretary present and able to act may perform all the duties of the Secretary.

Section 3.8 Additional Officers. The Trustees from time to time may appoint such other officers or agents as they may deem advisable, each of whom shall have such title, hold office for such period, have such authority and perform such duties as the Trustees may determine.

Section 3.9 Surety Bonds. The Trustees may require any officer or agent of the Trust to execute a bond (including, without limitation, any bond required by the 1940 Act) in such sum and with such surety or sureties as the Trustees may determine, conditioned upon the faithful performance of his duties to the Trust including responsibility for negligence and for the accounting of any of the Trust's property, funds or securities that may come into his hands.

Section 3.10 Removal. Any officer may be removed from office at any time by the Trustees.

Section 3.11 Remuneration. The salaries or other compensation, if any, of the officers of the Trust shall be fixed from time to time by resolution of the Trustees.

ARTICLE IV

SHAREHOLDERS' MEETINGS

Section 4.1 Notices. Notices of any meeting of the Shareholders shall be given by the Secretary by delivering or mailing, postage prepaid, to each Shareholder entitled to vote at said meeting, written or printed notification of such meeting at least seven days before the meeting, to such address as may be registered with the Trust by the Shareholder. Notice of any Shareholder meeting need not be given to any Shareholder if a written waiver of notice, executed before or after such meeting, is filed with the record of such meeting, or to any Shareholder who shall attend such meeting in person or by proxy. Notice of adjournment of a Shareholders' meeting to another time or place need not be given, if such time and place are announced at the meeting or reasonable notice is given to persons present at the meeting.

Section 4.2 Voting-Proxies. Subject to the provisions of the Trust Instrument, Shareholders entitled to vote may vote either in person or by proxy, provided that either (i) an instrument authorizing such proxy to act is executed by the Shareholder in writing and dated not more than eleven months before the meeting, unless the instrument specifically provides for a longer period or (ii) an electronic, telephonic, computerized or other alternative to execution of a written instrument authorizing the proxy to act, which authorization is received not more than eleven months before the meeting.

Proxies shall be delivered to the Secretary of the Trust or other person responsible for recording the proceedings before being voted. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives a specific written notice to the contrary from any one of them. If any Shareholder is a minor or a person of unsound mind, and subject to guardianship or to the legal control of another person as regards the control or management of such Shareholder’s shares, such Shareholder’s shares may be voted by such guardian or such other person appointed or having control, and such vote may be given in person or by proxy. Unless otherwise specifically limited by their terms, proxies shall entitle the holder thereof to vote at any adjournment of a meeting. A proxy purporting to be exercised by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. At all meetings of the Shareholders, unless the voting is conducted by inspectors, all questions relating to the qualifications of voters, the validity of proxies, and the acceptance or rejection of votes shall be decided by the Chairman of the meeting. Except as otherwise provided herein or in the Trust Instrument, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Shareholders were shareholders of a Delaware corporation.

Section 4.3 Broker Non-Votes. At any meeting of Shareholders, the Trust will consider broker non-votes as present for purposes of determining whether a quorum is present at the meeting. Broker non-votes will not count as votes cast.

Section 4.4 Place of Meeting. All meetings of the Shareholders shall be held at such places as the Trustees may designate. In the absence of any such designation, Shareholders’ meetings shall be held at the principal office of the Trust at the time of such meetings. Notwithstanding the foregoing, if either the President or Secretary of the Trust, or in the absence or unavailability of the President and the Secretary, any officer of the Trust, determines that the date, time or place designated for a meeting or adjourned meeting of Shareholders is not reasonably practicable or available as a result of (a) fire, flood, elements of nature, or other acts of god, (b) acts of terrorism, (c) outbreak or escalation of hostilities, war, riots or civil disorders or (d) other similar events, such officer may, without further notice to Shareholders, designate such other date, time or place for such meeting or adjourned meeting as such officer shall, in his or her sole discretion, determine.

ARTICLE V

SHARES OF BENEFICIAL INTEREST

Section 5.1 Share Certificate. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise authorize. The Trustees may issue certificates to a Shareholder of any Series or Class thereof for any purpose and the issuance of a certificate to one or more Shareholders shall not require the issuance of certificates generally. In the event that the Trustees authorize the issuance of Share certificates, such certificate shall be in the form prescribed from time to time by the Trustees and shall be signed by the President or a Vice President and by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary. Such signatures may be facsimiles if the certificate is signed by a transfer or shareholder services agent or by a registrar, other than a Trustee, officer or employee of the Trust. In case any officer who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Trust with the same effect as if he or she were such officer at the time of its issue.

Section 5.2 Loss of Certificate. In case of the alleged loss or destruction or the mutilation of a Share certificate, a duplicate certificate may be issued in place thereof, upon such terms as the Trustees may prescribe.

Section 5.3 Discontinuance of Issuance of Certificates. The Trustees may at any time discontinue the issuance of Share certificates and may, by written notice to each Shareholder, require the surrender of Share certificates to the Trust for cancellation. Such surrender and cancellation shall not affect the ownership of Shares in the Trust.

ARTICLE VI

INSPECTION OF BOOKS

The Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust or any of them shall be open to the inspection of the Shareholders; and no Shareholder shall have any right to inspect any account or book or document of the Trust except as conferred by law or otherwise by the Trustees.

ARTICLE VII

AMENDMENTS

These By-laws may be amended from time to time by the Trustees.

ARTICLE VIII

HEADINGS

Headings are placed in these By-laws for convenience of reference only and, in case of any conflict, the text of these By-laws rather than the headings shall control.

MH ELITE PORTFOLIO OF FUNDS TRUST

AGREEMENT AND DECLARATION OF TRUST

Dated:  __________, 2013

TABLE OF CONTENTS

MH ELITE PORTFOLIO OF FUNDS TRUST

AGREEMENT AND DECLARATION OF TRUST

AGREEMENT AND DECLARATION OF TRUST of MH Elite Portfolio of Funds Trust, a Delaware statutory trust, made as of ________, 2013 by the undersigned Trustees.

WHEREAS, the undersigned Trustees desire to establish a trust for the investment and reinvestment of funds contributed thereto;

WHEREAS, the Trustees desire that the beneficial interest in the trust assets be divided into transferable shares of beneficial interest, as hereinafter provided;

WHEREAS, the Trustees declare that all money and property contributed to the trust established hereunder shall be held and managed in trust for the benefit of the holders of the shares of beneficial interest issued hereunder and subject to the provisions hereof;

NOW, THEREFORE, in consideration of the foregoing, the undersigned Trustees hereby declare that all money and property contributed to the trust hereunder shall be held and managed in trust under this Declaration of Trust (“Trust Instrument”) as herein set forth below.

ARTICLE I

NAME AND DEFINITIONS

Section 1.1 Name. The name of the trust established hereby is “MH Elite Portfolio of Funds Trust.”

Section 1.2 Definitions. Wherever used herein, unless otherwise required by the context or specifically provided:

(a) “Act” means the Delaware Statutory Trust Act, 12 Del.C. §§ 3801 et seq., as from time to time amended;

(b) “By-laws” means the By-laws referred to in Section 4.1(e) hereof, as from time to time amended;

(c) The terms “Affiliated Person,” “Assignment,” “Commission,” “Interested Person” and “Principal Underwriter” shall have the meanings given them in the 1940 Act. “Majority Shareholder Vote” shall have the same meaning as the term “vote of a majority of the outstanding voting securities” is given in the 1940 Act;

(d) “Class” means any division of Shares within a Series, which Class is or has been established in accordance with the provisions of Article II.

(e) “Net Asset Value” means the net asset value of each Series or Class of the Trust determined in the manner provided in Section 7.4 hereof;

(f) “Outstanding Shares” means those Shares recorded from time to time in the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust;

(g) “Series” means a series of Shares of the Trust established in accordance with the provisions of Section 2.6 hereof;

(h) “Shareholder” means a record owner of Outstanding Shares of the Trust;

(i) “Shares” means the equal proportionate transferable units of beneficial interest into which the beneficial interest of each Series of the Trust or Class thereof shall be divided and may include fractions of Shares as well as whole Shares;

(j) “Trust” refers to MH Elite Portfolio of Funds Trust and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;

(k) “Trustee” or “Trustees” means the person or persons who has or have signed this Trust Instrument, so long as such person or persons shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of Article III hereof, and reference herein to a Trustee or to the Trustees shall refer to the individual Trustees in their capacity as Trustees hereunder;

(l) “Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of one or more of the Trust or any Series, or the Trustees on behalf of the Trust or any Series.

(m) The “1940 Act” refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as may be amended from time to time.

ARTICLE II

BENEFICIAL INTEREST

Section 2.1 Shares of Beneficial Interest. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series and Classes within a Series as the Trustees shall from time to time create and establish. The number of Shares of each Series and Class authorized hereunder is an aggregate of one billion shares.

Each Share shall have no par value, unless otherwise determined by the Trustees in connection with the creation and establishment of a Series or Class. All Shares issued hereunder, including without limitation, Class Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be validly issued, fully paid and non-assessable.

Section 2.2 Issuance of Shares. The Trustees in their discretion may, from time to time, without vote of the Shareholders, issue Shares of each Series and Class to such party or parties and for such amount and type of consideration (or for no consideration if pursuant to a Share dividend or split-up), subject to applicable law, including cash or securities (including Shares of a different Series or Class), at such time or times and on such terms as the Trustees may deem appropriate, and may in such manner acquire other assets (including the acquisitions of assets subject to, and in connection with, the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series or Class into one or more Series or Classes that may be established and designated from time to time.

Any Trustee, officer or other agent of the Trust, and any organization in which any such person is interested, may acquire, own, hold and dispose of Shares of any Series or Class of the Trust to the same extent as if such person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Shares of any Series or Class from any such person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Shares of such Series or Class generally.

Section 2.3 Register of Shares and Share Certificates. A register shall be kept at the principal office of the Trust or an office of the Trust's transfer agent which shall contain the names and addresses of the Shareholders of each Series and Class, the number of Shares of that Series and Class thereof held by them respectively and a record of all transfers thereof. As to Shares for which no certificate has been issued, such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or other distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or other distribution, nor to have notice given to him as herein or in the By-laws provided, until he has given his address to the transfer agent or such other officer or agent of the Trust as shall keep the said register for entry thereon. The Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use. In the event that one or more certificates are issued, whether in the name of a Shareholder or a nominee, such certificate or certificates shall constitute evidence of ownership of Shares for all purposes, including transfer, assignment or sale of such Shares, subject to such limitations as the Trustees may, in their discretion, prescribe.

Section 2.4 Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer, together with a Share certificate, if one is outstanding, and such evidence of the genuineness of each such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

Section 2.5 Treasury Shares. Shares held in the treasury shall, until reissued pursuant to Section 2.2 hereof, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

Section 2.6 Establishment of Series and Classes. The Trust shall consist of one or more Series and Classes and separate and distinct records shall be maintained by the Trust for each Series and Class. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series or Class of the Trust, to establish and designate and to change in any manner any initial or additional Series or Classes and to fix such preferences, voting powers, rights and privileges of such Series or Classes as the Trustees may from time to time determine, to divide or combine the Shares or any Series or Classes into a greater or lesser number, to classify or reclassify any issued Shares or any Series or Classes into one or more Series or Classes of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable. Unless another time is specified by the Trustees, the establishment and designation of any Series or Class shall be effective upon the adoption of a resolution by the Trustees setting forth such establishment and designation and the preferences, powers, rights and privileges of the Shares of such Series or Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of such Series (or Class) including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution. The Trust may issue up to an aggregate of one billion Shares for all Series or Class and need not issue certificates for any Shares.

All references to Shares in this Trust Instrument shall be deemed to be Shares of any or all Series or Classes as the context may require. All provisions herein relating to the Trust shall apply equally to each Series and Class of the Trust except as the context otherwise requires.

All Shares of each Class of a particular Series shall represent an equal proportionate interest in the assets belonging to that Series (subject to the liabilities belonging to the Series, and, in the case of each Class, to the liabilities belonging to that Class), and each Share of any Class of a particular Series shall be equal to each other Share of that Class; but the provisions of this sentence shall not restrict any distinctions permissible under this Section 2.6.

Section 2.7 Investment in the Trust. The Trustees shall accept investments in any Series of the Trust or Class, if the Series has been divided into Classes, from such persons and on such terms as they may from time to time authorize. At the Trustees' discretion, such investments, subject to applicable law, may be in the form of cash or securities in which the affected Series is authorized to invest, valued as provided in Section 7.4 hereof. Unless the Trustees otherwise determine, investments in a Series shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received. Without limiting the generality of the foregoing, the Trustees may, in their sole discretion, (a) fix the Net Asset Value per Share of the initial capital contribution, (b) impose sales or other charges upon investments in the Trust or (c) issue fractional Shares.

Section 2.8 Assets and Liabilities Belonging to Series, etc. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be held and accounted for separately from the other assets of the Trust and of every other Series and may be referred to herein as “assets belonging to” that Series. The assets belonging to a particular Series shall belong to that Series for all purposes, and to no other Series, subject only to the rights of creditors of that Series. In addition, any assets, income, earnings, profits or funds, or payments and proceeds with respect thereto, which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more of the Series in such manner as the Trustees, in their sole discretion, deem fair and equitable. If there are classes of Shares within a Series, the assets belonging to the Series shall be further allocated to each Class in the proportion that the “assets belonging to” the Class (calculated in the same manner as with determination of assets “belonging to” the Series) bears to the assets of all Classes within the Series. Each such allocation shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes, and such assets, income, earnings, profits or funds, or payments and proceeds with respect thereto shall be assets belonging to that Series or Class, as the case may be. The assets belonging to a particular Series and Class shall be so recorded upon the books of the Trust, and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series or Class, as the case may be.

The assets belonging to each Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees between or among any one or more of the Series in such manner as the Trustees in their sole discretion deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes. The liabilities, expenses, costs, charges and reserves allocated and so charged to a Series are herein referred to as “liabilities belonging to” that Series. Except as provided in the next sentence or otherwise required or permitted by applicable law or any rule or order of the Commission, the “liabilities belonging to” such Series shall be allocated to each Class of a Series in the proportion that the assets belonging to such Class bear to the assets belonging to all Classes in the Series. To the extent permitted by rule or order of the Commission, the Trustees may allocate all or a portion of any liabilities belonging to a Series to a particular Class or Classes (collectively, “Class Expenses”) as the Trustees may from time to time determine is appropriate. To limit the liabilities belonging to each series and in accordance to an Administrative Services Agreement between the Trust and the Investment Adviser, the Investment Adviser is obligated to pay all the expenses of each series of the Trust other than the investment advisory fee and the acquired fund fees and expenses.

Without limitation of the foregoing provisions of this Section 2.8, but subject to the right of the Trustees in their discretion to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets belonging to such Series only, and not against the assets of the Trust generally or any other Series. Notice of this limitation on inter-Series liabilities shall be set forth in the certificate of trust of the Trust (whether originally or byamendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Act, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Act relating to limitations on inter-Series liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Series. Any person extending credit to, contracting with or having any claim against any Series may satisfy or enforce any debt, liability, obligation or expense incurred, contracted for or otherwise existing with respect to that Series from the assets of that Series only. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

Similarly, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Class shall be enforceable against the assets belonging to such Class only, and not against the assets of the Series or the Trust generally or any other Class. Each contract entered into by the Trust which is or may be an obligation of a Class within a Series shall contain a provision to the effect that the parties to the contract will look only to the assets belonging to the Class for the satisfaction of any liability, and not to any extent to the assets of any other Class or Series or the Trust generally. If, notwithstanding the preceding sentence, any liability properly charged to a Class is paid from the assets of another Class, the Class from whose assets the liability was paid shall be reimbursed from the assets of the Class to which such liability belonged.

Section 2.9 No Preemptive Rights. Shareholders shall have no preemptive or other similar rights to subscribe to any additional Shares or other securities issued by the Trust or the Trustees, whether of the same or another Series or Class.

Section 2.10 Conversion Rights. The Trustees shall have the authority to provide from time to time that the holders of Shares of any Series or Class shall have the right to convert or exchange said Shares for or into Shares of one or more other Series or Classes in accordance with such requirements and procedures as may be established from time to time by the Trustees.

Section 2.11 Legal Proceedings. No person, other than a Trustee, who is not a Shareholder of a particular Series or Class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such Series or Class. No Shareholder of a Series or a Class may maintain a derivative action with respect to such Series or Class unless holders of a least ten percent (10%) of the outstanding Shares of such Series or Class join in the bringing of such action. Except as otherwise provided in Section 3816 of the Act and the foregoing provisions of this Section 2.11, all matters relating to the bringing of derivative actions in the right of the Trust shall be governed by the General Corporation Law of the State of Delaware relating to derivative actions, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Shareholders were shareholders of a Delaware corporation.

In addition to the requirements set forth in Section 3816 of the Act, a Shareholder may bring a derivative action on behalf of the Trust with respect to a Series or Class only if the following conditions are met: (a) the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a Shareholder demand by virtue of the fact that such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies that are under common management with or otherwise affiliated with the Trust; and (b) unless a demand is not required under clause (a) of this paragraph, the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. For purposes of this Section 2.11, the Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue.

Section 2.12 Status of Shares. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners.

ARTICLE III

THE TRUSTEES

Section 3.1 Management of the Trust. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Trust Instrument. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, in any and all commonwealths, territories, dependencies, colonies, or possessions of the United States of America, and in any foreign jurisdiction and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Trust Instrument, the presumption shall be in favor of a grant of power to the Trustees.

The enumeration of any specific power in this Trust Instrument shall not be construed as limiting the aforesaid power. The powers of the Trustees may be exercised without order of or resort to any court.

Except for the Trustees named herein or appointed pursuant to Section 3.8, or Trustees appointed to fill vacancies pursuant to Section 3.3 hereof, the Trustees shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders. The initial Trustees of the Trust shall be Vincent Farinaro, Howard Samms, Tice Walker, Jeff Holcombe and Vincent Rettino.

Section 3.2 Term of Office of Trustees. Each Trustee shall hold office during the existence of this Trust, and until its termination as herein provided; except: (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the Chairman, President, Secretary, or other Trustee of the Trust, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed, with or without cause, at any time by written instrument, signed by two-thirds (2/3) of the remaining Trustees, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has died, become physically or mentally incapacitated by reason of disease or otherwise, or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) that a Trustee may be removed, with or without cause, at any meeting of the Shareholders of the Trust by a vote of Shareholders owning at least two-thirds of the outstanding Shares of all Series.

Section 3.3 Vacancies and Appointment of Trustees. In case of the declination to serve, death, resignation, retirement, removal, physical or mental incapacity by reason of disease or otherwise of a Trustee, or a Trustee is otherwise unable to serve, or an increase in the number of Trustees, a vacancy shall occur. Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy shall be conclusive. In the case of an existing vacancy, the remaining Trustee or Trustees shall fill such vacancy by appointing such other person as such Trustee or Trustees in their discretion shall see fit consistent with the limitations under the 1940 Act, unless such Trustee or Trustees determine, in accordance with Section 3.5, to decrease the size of the Board to the number of remaining Trustees.

An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees.

An appointment of a Trustee shall be effective upon the acceptance of the person so appointed to serve as trustee, except that any such appointment in anticipation of a vacancy shall become effective at or after the date such vacancy occurs.

Section 3.4 Temporary Absence of Trustee. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided or unless there is only one or two Trustees.

Section 3.5 Number of Trustees. The number of Trustees shall be five, or such other number as shall be fixed from time to time by the Trustees.

Section 3.6 Effect of Death, Resignation, Etc. of a Trustee. The declination to serve, death, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to terminate the Trust or to revoke any existing agency created pursuant to the terms of this Trust Instrument.

Section 3.7 Ownership of Assets of the Trust. Legal title in and beneficial ownership of all of the assets of the Trust shall at all times be considered as vested in the Trust, except that the Trustees may cause legal title in and beneficial ownership of any Trust Property to be held by, or in the name of one or more of the Trustees acting for and on behalf of the Trust, or in the name of any person as nominee acting for and on behalf of the Trust. No Shareholder shall be deemed to have a severable ownership interest in any individual asset of the Trust or of any Series or Class, or any right of partition or possession thereof, but each Shareholder shall have, except as otherwise provided for herein, a proportionate undivided beneficial interest in each Series or Class the Shares of which are owned by such Shareholders. The Shares shall be personal property giving only the rights specifically set forth in this Trust Instrument. The Trust, or at the determination of the Trustees, one or more of the Trustees or a nominee acting for and on behalf of the Trust, shall be deemed to hold legal title and beneficial ownership of any income earned on securities of the Trust issued by any business entities formed, organized, or existing under the laws of any jurisdiction, including the laws of any foreign country.

Section 3.8 Series Trustees. In connection with the establishment of one or more Series or Classes, the Trustees establishing such Series or Class may appoint, to the extent permitted by the 1940 Act, separate Trustees with respect to such Series or Classes (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust of any other Series or Class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees hereunder with respect to such Series or Class, but may have no power or authority with respect to any other Series or Class. Any provision of this Trust Instrument relating to election of Trustees by Shareholders only shall entitle the Shareholders of a Series or Class for which Series Trustees have been appointed to vote with respect to the election of such Series Trustees and the Shareholders of any other Series or Class shall not be entitled to participate in such vote. In the event that Series Trustees are appointed, the Trustees initially appointing such Series Trustees shall, without the approval of any Outstanding Shares, amend either this Trust Instrument or the By-laws to provide for the respective responsibilities of the Trustees and the Series Trustees in circumstances where an action of the Trustees or Series Trustees affects all Series of the Trust or two or more Series represented by different Trustees.

Section 3.9 No Accounting. Except to the extent required by the 1940 Act or, if determined to be necessary or appropriate by the other Trustees under circumstances which would justify his or her removal for cause, no person ceasing to be a Trustee for reasons including, but not limited to, death, resignation, retirement, removal or incapacity (nor the estate of any such person) shall be required to make an accounting to the Shareholders or remaining Trustees upon such cessation.

ARTICLE IV

POWERS OF THE TRUSTEES

Section 4.1 Powers. The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. The Trustees shall have full authority and power to make any and all investments which they, in their sole discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in this Trust Instrument, the Trustees shall have power and authority:

(a) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operators, including the power to invest all or any part of its assets in the securities of another investment company;

(b) To borrow money from a bank, other financial institution or individual(s) for temporary or emergency purposes if necessary to allow each series to maintain or improve its day-to-day operations in the interest of Trust shareholders. The amount borrowed shall not exceed 5% of total assets valued at market.

(c) To provide for the distribution of interests of the Trust either through a Principal Underwriter in the manner hereinafter provided for or by the Trust itself, or both, or otherwise pursuant to a plan of distribution of any kind;

(d) To adopt By-laws not inconsistent with this Trust Instrument providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders, which By-laws shall be deemed a part of this Trust Instrument and are incorporated herein by reference;

(e) To elect and remove such officers and appoint and terminate such agents and contractors as they consider appropriate, any of whom may be a Trustee, and may provide for the compensation of all of the foregoing;

(f) To employ one or more banks, trust companies or companies that are members of a national securities exchange or such other entities as custodians of any assets of the Trust, subject to the 1940 Act and to any conditions set forth in this Trust Instrument;

(g) To retain one or more transfer agents and/or shareholder servicing agents, or both;

(h) To set record dates in the manner provided herein or in the By-laws;

(i) To delegate such authority (which delegation may include the power to subdelegate) as they consider desirable to any officers of the Trust and to any investment adviser, manager, administrator, custodian, underwriter or other agent or independent contractor;

(j) To the extent permitted by law, indemnify any person with whom the Trust or any Series or Class has dealings;

(k) To engage in and to prosecute, defend, compromise, abandon, or adjust by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims and demands relating to the Trust, and out of the assets of the Trust or any Series or Class thereof to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by any person, including a Shareholder in its own name or the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust;

(l) To purchase and pay for entirely out of Trust Property such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the Trust Property and payment of distributions and principal on its investments, and insurance policies insuring the Shareholders, Trustees, officers, representatives, employees, agents, investment advisers, managers, administrators, custodians, underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;

(m) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities, debt instruments or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities, debt instruments or property as the Trustees shall deem proper;

(n) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or debt instruments;

(o) To hold any security or property in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form; or either in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

(p) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article II hereof and to establish Classes thereof having relative rights, powers and duties as they may provide consistent with applicable law;

(q) To litigate, compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;

(r) To make distributions of income and of capital gains to Shareholders in the manner herein provided;

(s) To establish, from time to time, a minimum investment for Shareholders in the Trust or in one or more Series or Classes, and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder;

 (t) To establish one or more committees comprised of one or more of the Trustees, and to delegate any of the powers of the Trustees to said committees;

(u) To interpret the investment policies, practices or limitations of any Series or Class;

(v) To establish a registered office and have a registered agent in the State of Delaware;

(w) To compensate or provide for the compensation of the Trustees, officers, advisers, administrators, custodians, other agents, consultants, contractors and employees of the Trust or the Trustees on such terms as they deem appropriate;

(x) To invest part or all of the Trust Property (or part or all of the assets of any Series), or to dispose of part or all of the Trust Property (or part or all of the assets of any Series) and invest the proceeds of such disposition, in interests issued by one or more other investment companies or pooled portfolios (including investment by means of transfer of part or all of the Trust Property in exchange for an interest or interests in such one or more investment companies or pooled portfolios) all without any requirement of approval by Shareholders. Any such other investment company or pooled portfolio may (but need not) be a trust (formed under the laws of any state or jurisdiction) which is classified as a partnership for federal income tax purposes; and

(y) In general, to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series or Class, and not an action in an individual capacity.

No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

Section 4.2 Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, exchange, and otherwise deal in Shares and, subject to the provisions set forth in Article II and Article VII, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series or Class of the Trust, with respect to which such Shares are issued.

Section 4.3 Trustees and Officers as Shareholders. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if such person were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person or any firm or company in which such person invested, subject to the general limitations herein contained as to the sale and purchase of such Shares.

Section 4.4 Action by the Trustees and Committees. The Trustees (and any committee thereof) may act at a meeting held in person or in whole or in part by conference telecommunications equipment. One-third, but not less than two, of the Trustees shall constitute a quorum at any meeting unless there is only one Trustee. Except as the Trustees may otherwise determine, one-third of the members of any committee shall constitute a quorum at any meeting. The vote of a majority of the Trustees (or committee members) present at a meeting at which a quorum is present shall be the act of the Trustees (or any committee thereof). The Trustees (and any committee thereof) may also act by written consent signed by a majority of the Trustees (or committee members). Regular meetings of the Trustees may be held at such places and at such times as the Trustees may from time to time determine. Special meetings of the Trustees (and meetings of any committee thereof) may be called orally or in writing by the Chairman of the Board of Trustees (or the chairman of any committee thereof) or by any two other Trustees. Notice of the time, date and place of all meetings of the Trustees (or any committee thereof) shall be given by the party calling the meeting to each Trustee (or committee member) by telephone, telefax, telegram or other electronic means sent to the person's home or business address at least twenty-four hours in advance of the meeting or by written notice mailed to the person's home or business address at least seventy-two hours in advance of the meeting. Notice of all proposed written consents of Trustees (or committees thereof) shall be given to each Trustee (or committee member) by telephone, telefax, telegram, or first class mail sent to the person's home or business address. Notice need not be given to any person who attends a meeting without objecting to the lack of notice or who executes a written consent or a written waiver of notice with respect to a meeting. Written consents or waivers may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof may be accomplished by telefax or other electronic means approved by the Trustees.

Section 4.5 Chairman of the Trustees. The Trustees may appoint one of the Trustees to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees at which he is present and may be (but is not required to be) the Chief Executive Officer of the Trust.

ARTICLE V

INVESTMENT ADVISER, INVESTMENT SUB-ADVISER,

PRINCIPAL UNDERWRITER, ADMINISTRATOR, TRANSFER AGENT,

CUSTODIAN AND OTHER CONTRACTORS

Section 5.1 Certain Contracts. Subject to compliance with the provisions of the 1940 Act, but notwithstanding any limitations of present and future law or custom in regard to delegation of powers by trustees generally, the Trustees may, at any time and from time to time and without limiting the generality of their powers and authority otherwise set forth herein, enter into one or more contracts with any one or more corporations, trusts, associations, partnerships, limited partnerships, other type of organizations, or individuals to provide for the performance and assumption of some or all of the following services, duties and responsibilities to, for or of the Trust and/or the Trustees, and to provide for the performance and assumption of such other services, duties and responsibilities in addition to those set forth below as the Trustees may determine to be appropriate:

(a) Investment Adviser and Investment Sub-Adviser. The Trustees may in their discretion, from time to time, enter into an investment advisory or management contract or contracts with respect to the Trust or any Series whereby the other party or parties to such contract or contracts shall undertake to furnish the Trust with such management, investment advisory, statistical and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may in their discretion determine. Notwithstanding any other provision of this Trust Instrument, the Trustees may authorize any investment adviser (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities, other investment instruments of the Trust, or other Trust Property on behalf of the Trustees, or may authorize any officer, agent, or Trustee to effect such purchases, sales or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales and exchanges shall be deemed to have been authorized by the Trustees.

The Trustees may authorize, subject to applicable requirements of the 1940 Act, the investment adviser to employ, from time to time, one or more sub-advisers to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser. Any reference in this Trust Instrument to the investment adviser shall be deemed to include such sub-advisers, unless the context otherwise requires.

(b) Principal Underwriter. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting contract or contracts providing for the sale of Shares, whereby the Trust may either agree to sell Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

(c) Administrator. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party or parties shall undertake to furnish the Trust with administrative services. The contract or contracts shall be on such terms and conditions as the Trustees may in their discretion determine.

(d) Transfer Agent. The Trustees may in their discretion from time to time enter into one or more transfer agency and Shareholder service contracts whereby the other party or parties shall undertake to furnish the Trustees with transfer agency and Shareholder services. The contract or contracts shall be on such terms and conditions as the Trustees may in their discretion determine.

(e) Administrative Service and Distribution Plans. The Trustees may, on such terms and conditions as they may in their discretion determine, adopt one or more plans pursuant to which compensation may be paid directly or indirectly by the Trust for Shareholder servicing, administration and/or distribution services with respect to one or more Series or Classes including without limitation, plans subject to Rule 12b-1 under the 1940 Act, and the Trustees may enter into agreements pursuant to such plans.

(f) Fund Accounting. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party or parties undertakes to handle all or any part of the Trust's accounting responsibilities, whether with respect to the Trust's properties, Shareholders or otherwise.

(g) Custodian and Depository. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party or parties undertakes to act as depository for and to maintain custody of the property of the Trust or any Series or Class and accounting records in connection therewith.

(h) Parties to Contract. Any contract described in this Article V hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered void or voidable by reason of the existence of any relationship, nor shall any person holding such relationship be disqualified from voting on or executing the same in his capacity as Shareholder and/or Trustee, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article V. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to this Article V, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 5.1.

ARTICLE VI

SHAREHOLDER VOTING POWERS AND MEETINGS

Section 6.1 Voting. The Shareholders shall have power to vote only: (a) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act (including Section 16(a) thereof); (b) with respect to any contract entered into pursuant to Article V to the extent required by the 1940 Act; (c) with respect to termination of the Trust or a Series or Class thereof to the extent required by applicable law; (d) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act, and related matters, to the extent required under the 1940 Act; and (e) with respect to such additional matters relating to the Trust as may be required by this Trust Instrument, the By-laws or any registration of the Trust or Series as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable.

On each matter submitted to a vote of Shareholders, unless the Trustees determine otherwise, all Shares of all Series and Classes shall vote as a single class; provided, however, that: (a) as to any matter with respect to which a separate vote of any Series or Class is required by the 1940 Act or other applicable law or is required by attributes applicable to any Series or Class, such requirements as to a separate vote by that Series or Class shall apply; (b) unless the Trustees determine that this clause (b) shall not apply in a particular case, to the extent that a matter referred to in clause (a) above affects more than one Series or Class and the interests of each such Series or Class in the matter are identical, then the Shares of all such affected Series or Classes shall vote as a single class; and (c) as to any matter which does not affect the interests of a particular Series or Class, only the holders of Shares of the one or more affected Series or Classes shall be entitled to vote. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-laws. A proxy may be given in writing, by telefax, other electronic means or in any other manner provided for in the By-laws. Anything in this Trust Instrument to the contrary notwithstanding, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders of the Trust or one or more Series or Classes thereof, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only in person or by written proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Trust Instrument or any of the By-laws of the Trust to be taken by Shareholders.

Section 6.2 Meetings. Meetings of Shareholders (including meetings involving only the holders of Shares of one or more but less than all Series or Classes) may be called by the Trustees from time to time to be held at such place within or without the State of Delaware, and on such date as may be designated in the call thereof for the purpose of taking action upon any matter as to which the vote or authority of the Shareholders is required or permitted as provided in Section 6.1. Special meetings of the Shareholders of any Series may be called by the Trustees. To the extent required by the 1940 Act, special meetings of the Shareholders for the purpose of removing one or more Trustees shall be called by the Trustees upon the written request of Shareholders owning at least 10 percent (10%) of the Outstanding Shares entitled to vote. Notice shall be sent, postage prepaid, by mail or such other means determined by the Trustees, at least 7 days prior to any such meeting.

Section 6.3 Quorum and Required Vote. Unless a larger percentage is required by law, by any provision of this Trust Instrument or by the Trustees, one-third of the Shares entitled to vote in person or by proxy on a particular matter shall be a quorum for the transaction of business at a Shareholders' meeting with respect to that matter. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held without the necessity of further notice. Except when a larger vote is required by law, by any provision of this Trust Instrument or by the Trustees, a majority of the Shares voted in person or by proxy on a particular matter at a meeting at which a quorum is present shall decide any questions with respect to that matter and a plurality shall elect a Trustee.

Section 6.4 Action by Written Consent. Subject to the provisions of the 1940 Act and other applicable law, any action taken by Shareholders may be taken without a meeting if a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by law, by any provision of this Trust Instrument or by the Trustees) consent to the action in writing. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders. The Trustees may adopt additional rules and procedures regarding the taking of Shareholder action by written consents.

ARTICLE VII

DISTRIBUTIONS AND REDEMPTIONS

Section 7.1 Distributions.

(a) The Trustees may from time to time declare and pay dividends or other distributions with respect to any Series or Class. The amount of such dividends or distributions and the payment of them and whether they are in cash or any other Trust Property shall be wholly in the discretion of the Trustees.

(b) Dividends and other distributions may be paid or made to the Shareholders of record at the time of declaring a dividend or other distribution or among the Shareholders of record at such other date or time or dates or times as the Trustees shall determine, which dividends or distributions, at the election of the Trustees, may be paid pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine. All dividends and other distributions on Shares of a particular Class shall be distributed pro rata to the Shareholders of that Series or Class in proportion to the number of Shares of that Series or Class they held on the record date established for such payment, except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment in the prescribed form has not been received by the time or times established by the Trustees under such program or procedure. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

(c) Anything in this Trust Instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute a stock dividend pro rata among the Shareholders of a particular Series, or Class thereof, as of the record date of that Series or Class fixed as provided in Section (b) hereof. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

Section 7.2 Redemption by Shareholder.

(a) Unless the Trustees otherwise determine with respect to a particular Series or Class at the time of establishing and designating the same, each holder of Shares of a particular Series or Class thereof shall have the right at such times as may be permitted by the Trust, but no less frequently than once each week, to require the Trust to redeem (out of the assets belonging to the applicable Series or Class) all or any part of his Shares at a redemption price equal to the Net Asset Value per Share of that Series or Class next determined in accordance with Section 7.4 after the Shares are properly tendered for redemption, less such redemption fee or other charge, if any, as may be fixed by the Trustees. Except as otherwise provided in this Trust Instrument, payment of the redemption price shall be in cash; provided, however, that to the extent permitted by applicable law, the Trustees may authorize the Trust to make payment wholly or partly in securities or other assets belonging to the applicable Series at the value of such securities or assets used in such determination of Net Asset Value.

(b) Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares of any Series or Class to require the Trust to redeem Shares of that Series or Class during any period or at any time when and to the extent permissible under the 1940 Act.

(c) In the event that a Shareholder shall submit a request for the redemption of a greater number of Shares than are then allocated to such Shareholder, such request shall not be honored.

Section 7.3 Redemption by Trust. Unless the Trustees otherwise determine with respect to a particular Series or Class at the time of establishing and designating the same, each Share of each Series or Class thereof that has been established and designated is subject to redemption (out of the assets belonging to the applicable Series or Class) by the Trust at the redemption price which would be applicable if such Share was then being redeemed by the Shareholder pursuant to Section 7.2 at any time if the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to the holders of the Shares, or any Series or Class of the Trust, and upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price. In addition, the Trustees, in their sole discretion, may cause the Trust to redeem (out of the assets belonging to the applicable Series or Class) all of the Shares of one or more Series or Classes held by (a) any Shareholder if the value of such Shares held by such Shareholder is less than the minimum amount established from time to time by the Trustees, (b) all Shareholders of one or more Series or Classes if the value of such Shares held by all Shareholders is less than the minimum amount established from time to time by the Trustees or (c) any Shareholder to reimburse the Trust for any loss or expense it has sustained or incurred by reason of the failure of such Shareholder to make full payment for Shares purchased by such Shareholder, or by reason of any defective redemption request, or by reason of indebtedness incurred because of such Shareholder as described in Section 9.11 or to collect any charge relating to a transaction effected for the benefit of such Shareholder or as provided in the prospectus relating to such Shares.

Section 7.4 Net Asset Value. The Net Asset Value per Share of any Series or Class thereof shall be the quotient obtained by dividing the value of the net assets of that Series or Class (being the value of the assets belonging to that Series or Class less the liabilities belonging to that Series or Class) by the total number of Shares of that Series or Class outstanding, all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustees from time to time.

ARTICLE VIII

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 8.1 Limitation of Liability. Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or any employee of the Trust or of any other person or party, provided that nothing contained herein or in the Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer hereunder.

Section 8.2 Indemnification. The Trust shall indemnify each of its Trustees and officers and persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and shall  indemnify any trustee, director or officer of a predecessor organization (each a “Covered Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants' and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which he may be involved or with which he may be threatened, while as a Covered Person or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of such Covered Person's office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”). Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of (a) an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and either (b) such Covered Person provides security for such undertaking, (c) the Trust is insured against losses arising by reason of such payment, or (d) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.

Section 8.3 Indemnification Determinations. Indemnification of a Covered Person pursuant to Section 8.2 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Covered Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct.

Section 8.4 Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, “Covered Person” shall include such person's heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

Section 8.5 Shareholders. Each Shareholder of the Trust and of each Series or Class shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series or Class. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay pursuant to terms hereof or by way of subscription for any Shares or otherwise.

In case any Shareholder or former Shareholder of any Series or Class shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series or Class and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series or Class to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series or Class and satisfy any judgment thereon from the assets of the Series or Class. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Series or Classes whose Shares were held by said Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Series or Class thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

ARTICLE IX

MISCELLANEOUS

Section 9.1 Trust Not a Partnership. It is hereby expressly declared that a trust and not a partnership is created hereby. All persons extending credit to, contracting with or having any claim against any Series of the Trust or any Class within any Series shall look only to the assets of such Series or Class for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or to a Series or Class shall include a recitation limiting the obligations represented thereby to the Trust or to one or more Series or Classes and its or their assets (but the omission of such a recitation shall not operate to bind any Shareholder, Trustee, officer, employee or agent of the Trust).

Section 9.2 Trustees' Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. Subject to the provisions of Article VIII: (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, Shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Trust Instrument and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a contracting party appointed by the Trustees. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

Section 9.3 Establishment of Record Dates. The Trustees may close the Share transfer books of the Trust for a period not exceeding one hundred twenty (120) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends or other distributions, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date, not exceeding one hundred twenty (120) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend or other distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend or other distribution, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend or other distribution, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed as aforesaid.

Section 9.4 Dissolution and Termination of Trust or Series.

(a) This Trust shall continue without limitation of time but subject to the provisions of sub-sections (b) and (c) of this Section 9.4.

(b) Notwithstanding anything in Section 9.5 to the contrary, the Trustees may without Shareholder approval (unless such approval is required by the 1940 Act) in dissolution of the Trust or an applicable Series or Class liquidate, reorganize or dissolve the Trust or an applicable Series or Class in any manner or fashion not inconsistent with applicable law, including, without limitation,

(i)

sell and convey all or substantially all of the assets of the Trust or any Series or Class to another trust, partnership, limited liability company, association or corporation, or to a separate Series or Class of shares thereof, organized under the laws of any state or jurisdiction, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any Series or Class, and which may include shares of beneficial interest, stock or other ownership interests of such trust, partnership, limited liability company, association or corporation or of a series thereof; or

(ii)	at any time sell and convert into money all of the assets of the Trust or any Series or Class.

Following a sale or conversion in accordance with the foregoing sub-section 9.4(b)(i) or (ii), and upon making reasonable provision, in the determination of the Trustees, for the payment of all liabilities of the Trust or the affected Series or Class as required by applicable law, by such assumption or otherwise, the Shareholders of each Class of a Series involved in such sale or conversion shall be entitled to receive, as a Class, when and as declared by the Trustees, the excess of the assets belonging to that Series that are allocated to such Class over the liabilities belonging to that Series that are allocated to such Class. The assets so distributable to the Shareholders of any particular Class of a Series shall be distributed among such Shareholders in proportion to the number of Shares of that Class held by them and recorded on the books of the Trust. In the event a Series is not divided into Classes, the foregoing provisions shall be applied on a Series by Series basis.

(c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section (b), the Trust (in the case of a sale or conversion with respect to the Trust as a whole or the last remaining Series) or any affected Series or Class shall terminate and the Trustees and the Trust or any affected Series or Class shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties with respect to the Trust or such affected Series or Class shall be cancelled and discharged.

Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust's certificate of trust to be filed in accordance with the Act, which certificate of cancellation may be signed by any one Trustee.

Section 9.5 Merger, Consolidation, Incorporation. Anything in this Trust Instrument to the contrary notwithstanding, the Trustees, in order to change the form of organization and/or domicile of the Trust, may, without prior Shareholder approval, (i) cause the Trust to merge or consolidate with or into one or more trusts, partnerships, limited liability companies, associations or corporations which is or are formed, organized or existing under the laws of a state, commonwealth possession or colony of the United States, or (ii) cause the Trust to incorporate under the laws of Delaware. Any agreement of merger or consolidation or certificate of merger may be signed by a majority of the Trustees. Pursuant to and in accordance with the provisions of Section 3815(f) of the Act, and notwithstanding anything to the contrary contained in this Trust Instrument, an agreement of any merger or consolidation approved in accordance with this Section 9.5 may effect any amendment to the Trust Instrument or effect the adoption of a new trust instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation. Any merger or consolidation of the Trust other than as described in the foregoing provisions of this Section 9.5 shall, in addition to the approval of the Trustees, require a Majority Shareholder Vote. Nothing in this Section 9.5 shall require, however, Shareholder approval of any transaction whereby the Trust or any Series thereof acquires or assumes all or any part of the assets and liabilities of any other entity.

Section 9.6 Filing of Copies, References, Headings. The original or a copy of this Trust Instrument and of each amendment hereof or Trust Instrument supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such amendments or supplements have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this Trust Instrument or of any such amendment or supplemental Trust Instrument. In this Trust Instrument or in any such amendment or supplemental Trust Instrument, references to this Trust Instrument, and all expressions like “herein,” “hereof” and “hereunder,” shall be deemed to refer to this Trust Instrument as amended or affected by any such supplemental Trust Instrument. All expressions like “his,” “he” and “him,” shall be deemed to include the feminine and neuter, as well as masculine, genders. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this Trust Instrument rather than the headings, shall control. This Trust Instrument may be executed in any number of counterparts each of which shall be deemed an original.

Section 9.7 Applicable Law. The trust set forth in this instrument is made in the State of Delaware, and the Trust and this Trust Instrument, and the rights and obligations of the Trustees and Shareholders hereunder, are to be governed by and construed and administered according to the Act and the laws of said State; provided, however, that there shall not be applicable to the Trust, the Trustees or this Trust Instrument (a) the provisions of Section 3540 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Act) pertaining to trusts which relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Trust Instrument. The Trust shall be of the type commonly called a “statutory trust,” and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

Section 9.8 Amendments. Except as specifically provided herein, the Trustees may, without Shareholder vote, amend or otherwise supplement this Trust Instrument by making an amendment, a Trust Instrument supplemental hereto or an amended and restated trust instrument. Shareholders shall have the right to vote: (i) on any amendment which would affect their right to vote granted in Section 6.1, (ii) on any amendment to this Section 9.8, (iii) on any amendment for which such vote is required by law and (iv) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders which, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Anything in this Trust Instrument to the contrary notwithstanding, any amendment to Article VIII hereof shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of any persons protected thereby prior to such amendment.

Section 9.9 Fiscal Year. The fiscal year of the Trust shall end on a specified date as determined from time to time by the Trustees.

Section 9.10 Provisions in Conflict with Law. The provisions of this Trust Instrument are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Trust Instrument; provided, however, that such determination shall not affect any of the remaining provisions of this Trust Instrument or render invalid or improper any action taken or omitted prior to such determination. If any provision of this Trust Instrument shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Trust Instrument in any jurisdiction.

Section 9.11 Allocation of Certain Expenses. Each Shareholder will, at the discretion of the Trustees, indemnify the Trust against all expenses and losses resulting from indebtedness incurred in connection with facilitating (i) requests pending receipt of the collected funds from investments sold on the date of such Shareholder's redemption request; (ii) redemption requests from such Shareholder who has also notified the Trust of its intention to deposit funds in its accounts on the date of said redemption request; or (iii) the purchase of investments pending receipt of collected funds from such Shareholder who has notified the Trust of its intention to deposit funds in its accounts on the date of the purchase of the investments.

IN WITNESS WHEREOF, the undersigned, being the Trustees of the Trust, have executed this Declaration of Trust as of the ____ day of ____, 2013.

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Vincent Farinaro, as Trustee and not individually

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Howard Samms, as Trustee and not individually

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Tice Walker, as Trustee and not individually

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Jeff Holcombe, as Trustee and not individually

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Vincent Rettino, as Trustee and not individually